TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR.......................................... 1
  Wasatch Equity Funds ..................................................... 2
  Wasatch-Hoisington U.S. Treasury Fund .................................... 3

MICRO CAP FUND PORTFOLIO SUMMARY............................................ 4
  Six Month Review ......................................................... 4
  Average Annual Total Returns & Ten Largest Holdings ...................... 5

SMALL CAP VALUE FUND PORTFOLIO SUMMARY...................................... 6
  Six Month Review ......................................................... 6
  Average Annual Total Returns & Ten Largest Holdings ...................... 7

SMALL CAP GROWTH FUND PORTFOLIO SUMMARY..................................... 8
  Six Month Review ......................................................... 8
  Average Annual Total Returns & Ten Largest Holdings ...................... 9

CORE GROWTH FUND PORTFOLIO SUMMARY......................................... 10
  Six Month Review ........................................................ 10
  Average Annual Total Returns & Ten Largest Holdings ..................... 11

ULTRA GROWTH FUND PORTFOLIO SUMMARY........................................ 12
  Six Month Review ........................................................ 12
  Average Annual Total Returns & Ten Largest Holdings ..................... 13

WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY.................... 14
  Six Month Review ........................................................ 14
  Average Annual Total Returns & Holdings/Maturity Date ................... 15

SCHEDULE OF INVESTMENTS.................................................... 16

STATEMENTS OF ASSETS AND LIABILITIES....................................... 36

STATEMENTS OF OPERATIONS................................................... 38

STATEMENTS OF CHANGES IN NET ASSETS........................................ 40

FINANCIAL HIGHLIGHTS....................................................... 44

NOTES TO FINANCIAL STATEMENTS.............................................. 56

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                              WASATCH FUNDS, INC.
                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700


                       LETTER FROM THE INVESTMENT ADVISOR
                                 MARCH 31, 2000

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------
   During the last part of 1999 a significant change in market leadership was underway. The Russell 2000 Index, a widely accepted measure of the performance of small company stocks, eclipsed the performance of the S&P 500R Index which is considered to be representative of large company stocks. The S&P 500 that led the market over much of the past five years, lagged the Russell 2000 for the six months ended March 31st.
   While small company stocks appeared to be enjoying a resurgence, in truth, stock price gains were largely confined to only a few stocks. Over the past six months, performance of the small cap Russell 2000 Index was driven almost exclusively by a handful of extremely volatile technology and biotechnology stocks. Most non-technology stocks did not participate in the price gains.
   The stock price ascent of these tech and biotech companies was so sharp that their market capitalizations quickly ballooned out of small cap range. Interestingly, stocks with the most price momentum were often those of companies with no earnings or astronomical price-to-earnings ratios (P/Es), the price of a stock divided by its earnings per share.
   According to a report by Morgan Stanley Dean Witter only 42% of the 2000 stocks in the Russell 2000 rose from the beginning of the year through February 14th. The stock prices of the remaining 58% declined. Furthermore, 75% of the Russell 2000's performance was explained by only 24 stocks and 50% by just 12 stocks. Almost all of these were technology or biotechnology stocks. Of the 24 companies that contributed 75% of the performance, 12 had no earnings. Of the 12 with earnings, the average P/E was an astounding 534.
   In January and February biotechnology stocks were one of the primary drivers of the Russell 2000 Index. That changed in March. A sell-off of biotech stocks was triggered by a March 9th meeting between President Clinton and British Prime Minister Tony Blair in which they affirmed that there should be free access to information gathered in the process of mapping the human genetic code. Although no new information came from this meeting, investors viewed it as a threat to companies' intel-


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

lectual property and patent rights. As a result, biotech stocks were decimated.
   The unusual narrowness of the market and the usual investor concerns over the direction of the economy and inflation made for a wild ride in the market, particularly in the first quarter of 2000.
   Price declines suffered by high-flying stocks late in the first quarter gave investors greater appreciation for the risks of investing in companies that have stock price momentum but not much in the way of fundamentals such as profitability and earnings growth.
   No one can deny that technology and biotechnology will continue to grow in importance in our lives and in the economy. However, not every company will become profitable. Many will not even exist five years from now. Investors have been treating nearly every company within these dynamic sectors as a potential leader. They appear to be more focused on the business opportunity of the sector than on the fundamentals of individual companies.

WASATCH EQUITY FUNDS
--------------------
   The Wasatch Equity Funds are focused on the fundamentals of individual companies. We strive to invest in companies that are profitable, have a history of strong earnings growth and excellent growth prospects. We also want to invest at a reasonable price. In other words, we want to make sure we can tangibly demonstrate the value of the companies in which we have invested rather than merely buying whatever stocks are currently popular.
   For the six months ended March 31, 2000, the Wasatch Equity Funds each sought to achieve their investment objective of long term growth of capital by pursuing their individual investment strategies.
   Across the board, technology was a strong performing sector. We visit the companies and meet with their top management so we can gain a better feel for business opportunities and growth prospects. Wasatch's technology investments were thoroughly analyzed by our in-house research team to ensure that they have favorable characteristics that may lead to strong earnings growth because it is our philosophy that over the long term earnings growth drives stock prices.
   The "reasonable price" buying opportunity for many of Wasatch's best performing technology investments came during the Asian economic crisis toward the end of 1998. Throughout the crisis many investors sold technology stocks giving Wasatch the opportunity to buy good quality companies within its conservative valuation guidelines. The opportunities of nearly two years ago, helped set up the strong performance Wasatch's technology holdings have enjoyed over the last six months. As prices appreciated, Wasatch again followed its valuation discipline capturing profits for shareholders by trimming many tech stocks as their prices soared.
   Companies held by the Wasatch Equity Funds generally reported strong earnings growth for the six months ended March 31st. Reflecting the environment of the market at large, the stock prices of many non-technology companies were flat, some even declined despite the fact that they too met or beat earnings growth expectations.
   The results achieved by each Wasatch Equity Fund over the past six months and for longer time periods made a strong positive contribution to shareholders' investment portfolios.

EQUITY FUNDS OUTLOOK
--------------------
   More important than how the Funds have performed in the past is how they are positioned to perform in the future.
   Overall, we feel that the companies in

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which the Wasatch Equity Funds are invested have the potential to produce earnings growth that may translate into strong stock price appreciation.
   We believe that profitable earnings growth is the most important indicator of how an investment will perform over time. We cannot control what the market will do or which stocks will be in favor or out of favor. What we can and will do is continue to search for and invest in companies that have the potential to produce the earnings growth we seek. This is a time-tested approach to investing that has helped shareholders who remain focused on the long term to achieve their goals.
   For more information about the performance and outlook for each Wasatch Equity Fund, please see the portfolio summaries beginning on page 4.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------
   Over the past six months, the bond market experienced unusual volatility. In an effort to keep inflation from heating up, the Federal Reserve Board (Fed) has raised interest rates five times since last spring. Thirty-year U.S. Treasury bond prices declined throughout 1999. Then in the first three months of 2000 prices rebounded dramatically. The Treasury yield curve inverted. This means the yield of 30-year Treasury bonds, which usually is higher, fell below the yield of shorter term Treasury securities. Van Hoisington, lead manager of the Wasatch-Hoisington U.S. Treasury Fund, attributes the inversion primarily to two factors. The first is the huge federal budget surplus which reduces the supply of long term U.S. Treasury bonds. The second is that investors may feel the Fed's policy of raising short term interest rates will slow the economy and reduce inflation. In this environment, long term bonds are more attractive than short term bonds.
   The inverted yield curve may signal important economic changes and will be watched very closely with regard to positioning the Fund.
   For more information about the economy and the performance and outlook of the Wasatch-Hoisington U.S. Treasury Fund, please see the portfolio summary beginning on page 14.

WORTH NOTING
------------
   We have found that the best antidote for volatility is to remain focused on a long term investment plan. Wasatch is committed to long term investing. We believe the Funds we offer have the potential to make a positive contribution to your efforts to achieve long term investment objectives.
   The current Prospectus contains more information about each Fund's investment objectives and strategy. If you have any questions or comments regarding this report or your investments, please call us at 1 (800) 551-1700 or visit us on the web at WWW.WASATCHFUNDS.COM.
   We look forward to serving your investment needs in the coming years. We appreciate your investment in Wasatch Funds.

Sincerely,


Samuel S. Stewart, Jr.
Chairman of the Board

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WASATCH MICRO CAP FUND-PORTFOLIO SUMMARY
----------------------------------------
MARCH 31, 2000

(PHOTO)
ROBERT GARDINER, CFA-LEAD MANAGER

   The Micro Cap Fund invests the majority of its assets in companies with market capitalizations of less than $400 million at the time of initial purchase. We believe investments in these very small companies give the Fund the potential for above average returns because they may be able to increase earnings faster and sustain earnings growth longer than larger companies. Liquidity issues and wide stock price fluctuations typical of micro cap companies make the Micro Cap Fund most suitable for long term investors.

SIX MONTH REVIEW
----------------
   The Wasatch Micro Cap Fund closed to new investors at around $175 million to enable us to continue investing your assets in micro cap companies.
   With a six month return of 35.77%, the Micro Cap Fund beat the 26.84% return of its benchmark, the Russell 2000 Index, by a wide margin. Longer term results were even more impressive. For the 12 months ended March 31, 2000, the Fund returned 64.04% compared to the Russell's return of 37.29%. Since inception the Fund has returned 32.81% which more than doubled the Russell's 16.01% return over the same time period.
   The technology sector played a major role in the positive results achieved by the Fund and the Russell 2000 over the past six months. The Fund's semiconductor holdings, including two of the Fund's most heavily weighted positions, were particularly strong. Supertex, Inc., a semiconductor components manufacturer, was up over 83.2%. Pericom Semiconductor Corp., a manufacturer of semiconductors used in networking equipment, network servers and PCs, was up over 139.9%.
   While the market chased technology stocks, we moved in the opposite direction. Throughout the six months ended March 31st we consistently trimmed the Fund's technology holdings. First, to lock in profits due to strong stock price appreciation. Second, to shift assets from stocks that we felt had become overvalued to stocks that we believed were more reasonably priced.
   The powerful performance of the Fund's technology holdings was the direct result of another time when we moved in opposition to the market. During the Asian economic crisis in 1998 when investors were selling technology stocks, we bought aggressively as prices came down.
   Performance was also positively affected by the Fund's health care holdings. Three of the Fund's most heavily weighted positions are health care companies that made notable contributions. CorVel Corporation, a provider of case management and cost containment services for workers' compensation, was up 16.5%. ICU Medical, Inc., a maker of disposable connectors for intravenous therapy, was up 20%. Techne Corp., a maker of complex, disposable research kits for biotechnology, was up 119.9%.
   Despite generally reporting strong

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WASATCH MICRO CAP FUND-PORTFOLIO SUMMARY
----------------------------------------
earnings growth, the stock prices of the business services and retail companies in which the Fund invested did not make much of a contribution to performance. Stock price gains of some holdings were offset by declines in other holdings.
   Financial services stocks were weak due to concerns over rising interest rates. Rising oil prices held back transportation stocks.

OUTLOOK
-------
   We are actively positioning the Fund with investments in growing companies that we believe are reasonably priced. This means we are shifting assets out of holdings that have become fully or overpriced and into holdings that we believe have room for stock price appreciation.
   While the benefits of this strategy may not be immediately realized, we believe it favorably positions the Fund to achieve the long term results we seek.
   Several places where we are finding growing companies at what we believe are great values are in the health care, business services and retail sectors. We're seeing better opportunities in the technology sector since prices dropped dramatically early in the second quarter.
   We look forward to working with you as you strive to achieve your long term investment objectives.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2000)
---------------------------------------------------
                                     1 YEAR        5 YEARS  SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH MICRO CAP FUND               64.04%          N/A           32.81%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

<F1> Inception: June 19, 1995.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. CORVEL CORP.                            5%
   Case management and cost
   containment services for
   workers' compensation.

2. ICU MEDICAL, INC.                       5%
   Disposable connectors for
   intravenous therapy.

3. SUPERTEX, INC.                          4%
   Semiconductor component
   manufacturer.

4. ON ASSIGNMENT, INC.                     4%
   Specialty staffing for life
   sciences and research
   laboratories.

5. PERICOM SEMICONDUCTOR CORP.             3%
   Semiconductors for networking
   equipment, network servers
   and PCs.

6. WHITEHALL JEWELLERS, INC.               3%
   Fine jewelry retailer.

7. TECHNE CORP.                            3%
   Complex, disposable research
   kits for biotechnology.

8. THE MEN'S WEARHOUSE, INC.               3%
   Men's discount clothing
   retailer.

9. WILMAR INDUSTRIES, INC.                 3%
   Maintenance products
   distributor.

10.POWER-ONE, INC.                         3%
   Power supplies for
   electronic devices.


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WASATCH SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------
MARCH 31, 2000

(PHOTO)
JIM LARKINS, MBA-CO-MANAGER WITH
ROBERT GARDINER, CFA

   The investment objective of the Small Cap Value Fund (formerly Micro-Cap Value) is long term growth of capital. The Fund seeks to achieve its objective by investing primarily in companies with market capitalizations of less than $1.5 billion whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long term investors who have assessed their tolerance for risk and volatility. Wasatch intends to close the Fund when it reaches approximately $300 million in assets.

SIX MONTH REVIEW
----------------
   The Wasatch Small Cap Value Fund's stellar returns over the past six months are all the more impressive given the market environment during that time.
   Value investing has been out of favor for well over a year as the market has generally focused on momentum investing. Many value oriented funds have struggled as value stocks have been largely ignored.
   In this adverse environment, the Wasatch Small Cap Value Fund has soared.
The Fund's six month return of 31.57% soundly beat the Russell 2000 Value Index's return of 5.41%. The Fund's 12 month return of 63.96% is nearly five times greater than the Russell 2000 Value's return of 13.26%.
   We attribute the Fund's strong showing to insightful investments that turned out to be rewarding.
   Two years ago, the Asian economic crisis created numerous opportunities to get great values on technology companies with outstanding growth prospects because their stock prices had been unreasonably beaten down.
   Over the past six months, the stock prices of many of the technology companies we invested in during the Asian crisis appreciated significantly. Two are worth mentioning because they were among the Fund's most heavily weighted positions during that time. One is Supertex, Inc., a manufacturer of semiconductor components. We invested in Supertex in March 1998 at around $10 per share. As of March 31, 2000 the company's stock price had appreciated nearly 300% to $297/8. The other is Pericom Semiconductor Corp., a maker of semiconductors for networking equipment, network servers and PCs. We invested in Pericom in November 1998 at between $7 and $8 per share. As of March 31, 2000 the company's stock price had appreciated nearly 475% to $35 11/16.
   We trimmed these holdings throughout the past six months to lock in profits due to stock price appreciation.
   The retail sector has been an excellent source of value priced investments. It has been out of favor due to uncertainty about how Internet competition would affect traditional retailers. We invested in Ross Stores, Inc., a discount retailer of name brand apparel, at a price well below what we believe is the company's intrinsic value.

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WASATCH SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------
   Excluding biotechnology, the health care sector has been a great place to find value investments. Overall, the Fund's health care holdings had a positive effect on performance.
   The Fund's lone energy holding, Gulf Island Fabrication, Inc., a manufacturer of offshore oil platforms, was one of the top contributors to performance.
   The effect of rising oil prices hurt the earnings of several of the Fund's transportation holdings causing general stock price weakness.
   Rising interest rates held back the performance of the Fund's financial services holdings.
   Throughout the past six months we have had excellent success finding investments that we believe are undervalued. These companies typically have some catalyst that we believe may lead to strong earnings growth and result in stock price appreciation.

OUTLOOK
-------
   We have been doing our homework on numerous companies and how they are positioned within their industries. We feel prepared to recognize when these stocks are selling at great values.
   The upside of stock market declines is that they create opportunities to invest in companies at prices well below what they would normally command.
   We believe the Small Cap Value Fund is well-positioned to continue making a positive contribution to your efforts to achieve long term investment objectives.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2000)
---------------------------------------------------
                                     1 YEAR        5 YEARS  SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND         63.96%          N/A           22.79%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

<F1> Inception: December 17, 1997.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------
1. ICU MEDICAL, INC.                       4%
   Disposable connectors for
   intravenous therapy.

2. SUPERTEX, INC.                          4%
   Semiconductor component manufacturer.

3. ROSS STORES, INC.                       3%
   Discount name brand apparel retailer.

4. RAINBOW RENTALS, INC.                   3%
   Rent-to-own store operator.

5. THE MEN'S WEARHOUSE, INC.               3%
   Men's discount clothing retailer.

6. WILMAR INDUSTRIES, INC.                 3%
   Maintenance products distributor.

7. WHITEHALL JEWELLERS, INC.               3%
   Fine jewelry retailer.

8. WORLD ACCEPTANCE CORP.                  3%
   Consumer lending.

9. CORVEL CORPORATION                      2%
   Case management and cost
   containment services for workers'
   compensation.

10.REMEDYTEMP, INC.                        2%
   Temporary staffing agency.


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WASATCH SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------------------
MARCH 31, 2000

(PHOTO)
JEFF CARDON, CFA-LEAD MANAGER

   The Small Cap Growth Fund (formerly Aggressive Equity) invests primarily in growing small companies with market capitalizations of less than $1.5 billion at the time of purchase. Investing in this segment of the market has historically achieved higher returns for investors but requires patience and a long time horizon because small company stock prices are subject to wide fluctuations. We intend to close the Small Cap Growth Fund at approximately $300 million in assets.

SIX MONTH REVIEW
----------------
   As of March 31, 2000, the Small Cap Growth Fund's six month return of 26.29% was in line with the 26.84% return of the Russell 2000 Index, a widely recognized measure for the performance of small company stocks. The Fund's 12 month return of 50.13% was significantly better than the Russell 2000's return of 37.29%. The S&P 500R Index, considered to be representative of large company stocks, lagged the Fund and the Russell 2000 with a six month return of 17.51% and a one year return of 17.94%.
   Reflecting the market environment, the Small Cap Growth Fund's technology holdings were the primary drivers of performance over the past six months.
There are two important differences between the Fund's holdings and the market's top performers. First, the Fund's technology holdings are profitable companies. Second, we invested in these companies at prices we believe were reasonable relative to their profitability and earnings growth potential. The market's top performers were companies with no earnings growth or astronomical price-to-earnings ratios (P/Es).
   Throughout the six months ended March 31st, we trimmed many technology holdings to capture profits from strong stock price appreciation. This reduced the Fund's exposure to the technology sector which we felt had become overvalued.
   Two of the Funds most heavily weighted positions are semiconductor companies whose stock prices appreciated significantly. Microchip Technology, Inc., a proprietary chip manufacturer, was up 92%. Micrel, Inc., a manufacturer of analog semiconductors, was up 121.3%.
   Led by price gains in biotechnology stocks, the Fund's health care sector made a positive contribution to performance. The Fund's largest holding, Techne Corp., a maker of complex, disposable research kits for biotechnology, was up 119.9%. Unlike typical biotech stocks, Techne is a highly profitable company that sells consumables to the biotech industry.
   ICU Medical, Inc., a maker of disposable connectors for intravenous therapy, reported strong earnings growth and was rewarded by a stock price increase of 20%.
   Rising oil prices contributed to stock price weakness among the Fund's transportation holdings.

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WASATCH SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------------------
   As a group, the Fund's financial services holdings were negatively affected by rising interest rates.
   Retail stocks have been out of favor. This contributed to price weakness in a number of the Fund's retail holdings. A mild winter affected sales at O'Reilly Automotive, Inc., the Fund's largest retail holding. This automotive parts retailer/distributor typically enjoys strong sales in cold weather.

OUTLOOK
-------
   Overall, companies held by the Fund continued to report strong earnings growth. We believe this bodes well for the Fund's ability to achieve outstanding results over the long term.
   In the short term, investments are affected by a variety of market and economic forces. Over the long run, we are confident that if we adhere to our discipline of investing in growing small companies at reasonable prices the Fund will be a powerful force in your portfolio.
   We look forward to working with you as you strive to achieve long term investment objectives. Thank you for your investment in the Wasatch Small Cap Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2000)
---------------------------------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND        50.13%         19.45%         17.99%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------
1. TECHNE CORP.                            5%
   Complex, disposable research kits
   for biotechnology.

2. O'REILLY AUTOMOTIVE, INC.               4%
   Automotive parts retailer/distributor.

3. MICROCHIP TECHNOLOGY, INC.              4%
   Proprietary chip manufacturer.

4. MICREL, INC.                            4%
   Analog semiconductors.
5. WHITEHALL JEWELLERS, INC.               4%
   Fine jewelry retailer.

6. POWERTEL, INC.                          3%
   Services for wireless telecom.

7. EXPRESS SCRIPTS, INC., CLASS A          3%
   Pharmacy benefits manager.

8. EXPEDITOR'S INTERNATIONAL
   OF WASHINGTON, INC.                     3%
   International air and ocean
   freight forwarder.

9. KNIGHT TRANSPORTATION, INC.             3%
   Long haul trucking and
   logistic services.

10.ICU MEDICAL, INC.                       3%
   Disposable connectors for
   intravenous therapy.

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WASATCH CORE GROWTH FUND-PORTFOLIO SUMMARY
------------------------------------------
MARCH 31, 2000

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA-LEAD
MANAGER. JB TAYLOR-CO-MANAGER

   The Core Growth Fund (formerly Growth) seeks to invest in growing companies that we believe are stable and have a history of consistent earnings growth. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of all the Wasatch Equity Funds. However, because the Fund may invest in smaller companies, we believe it is best suited for long term investors.

SIX MONTH REVIEW
----------------
   The Wasatch Core Growth Fund was up 11.53% for the six months ended March
31, 2000. The Fund lagged the Russell 2000 Index's return of 26.84%.
   The Fund was designed to be a long term investment so we feel its five and 10 year returns are much better indicators of overall performance. The Fund's five year return of 17.73% outpaced the Russell 2000's return of 17.24% and its 10 year return of 15.73% outpaced the Russell 2000's return of 14.43%.
Over the past six months the performance of the Russell 2000 was driven primarily by a handful of technology and biotechnology companies that either had no earnings or excessively high valuations. This created an environment that was unfavorable for the Fund on three counts.
   First, reasonably priced stocks like those held by the Fund were shunned in a market where the top performers were high priced stocks that kept going up.
   Second, the Fund's discipline of investing in profitable companies with a history of strong earnings growth precluded us from investing in companies with no earnings like some of those that drove the Russell 2000's performance.
   Third, very few technology companies meet our requirements for profitability and stable growth potential. This meant the Fund was underweighted in the best performing sector. The Fund's technology holdings made a positive contribution to performance, led by the strength of Microchip Technology, Inc. and Supertex, Inc.
   While the market environment was unfavorable, earnings growth reported by the Fund's holdings was extremely favorable. Growth reported over the past six months has been at an all time high. We believe earnings growth is the most important driver of stock prices over the long term. These excellent reports give us confidence in the Fund's potential to produce outstanding long term performance.
   The Fund's only biotechnology holding was Techne Corp., a highly profitable company that makes consumables for the biotechnology industry. Techne was one of the Fund's most stable growers, producing average annual earnings of around 27% for 31/2 years. We first invested in October 1996 at a split adjusted price of $12.19. In the first quarter of 2000 we sold Techne at an average price of $63.77. Our disciplined strategy produced an average total return of more than 400%.

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WASATCH CORE GROWTH FUND-PORTFOLIO SUMMARY
------------------------------------------
   Excluding biotechnology, health care stocks have been among the weakest performers over the past year and have become quite undervalued in spite of the fact that the health care sector will experience increasing demand as the U.S. population ages. The Fund's health care holdings made a positive contribution to performance. In general, they had strong earnings and still have plenty of room for stock price appreciation.
   Despite generally reporting strong earnings growth and having a bright outlook, the Fund's retail and business services holdings suffered from stock price weakness.
   Concern about rising interest rates caused stock price declines of several of the Fund's financial services companies.

OUTLOOK
-------
   The last six months have been unusual. The best performing stocks have been those of companies that are not profitable, have no earnings or have unrea sonably high valuations based upon traditional valuation criteria. Going forward, we believe this will normalize and that companies reporting strong earnings growth will be rewarded with higher stock prices.
   The record earnings growth reported by the Fund's holdings and their potential to grow steadily in the future gives us confidence that the Fund is well positioned to achieve excellent long term results for shareholders.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2000)
---------------------------------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH CORE GROWTH FUND             24.38%         17.73%         15.73%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------
1. AMERICREDIT CORP.                      10%
   Automobile and mortgage lender.

2. RENT-A-CENTER, INC.                     7%
   Rent-to-own store operator.

3. EXPRESS SCRIPTS, INC., CLASS A          5%
   Pharmacy benefits manager.
4. LINCARE HOLDINGS INC.                   4%
   In-home respiratory therapy services.

5. WHITEHALL JEWELLERS, INC.               4%
   Fine jewelry retailer.

6. FIRST HEALTH GROUP CORP.                4%
   Medical cost management services
   for group health and workers'
   compensation.

7. COPART, INC.                            3%
   Vehicle salvage services.

8. PEDIATRIX MEDICAL GROUP INC.            3%
   National network of neonatalogists.

9. ON ASSIGNMENT, INC.                     3%
   Specialty staffing for life sciences
   and research laboratories.

10.ORTHODONTIC CENTERS OF
   OF AMERICA, INC.                        3%
   Practice management for
   orthodontists.

                                                              Semi-Annual Report

WASATCH ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------
MARCH 31, 2000

(PHOTO)
KAREY BARKER, CFA-LEAD MANAGER
AJAY KRISHNAN, MBA-CO-MANAGER

   The Ultra Growth Fund (formerly Mid-Cap) is the most aggressive Fund in the Wasatch Funds family. The Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. It is best suited for aggressive investors who plan to hold the Fund at least five years.

SIX MONTH REVIEW
----------------
   For the six months ended March 31, 2000, the Ultra Growth Fund returned 19.07%. This return was better than the S&P 500R Index's return of 17.51%, but lagged the Russell 2000 Index's return of 26.84% and the S&P MidCap 400R Index's return of 32.05%.
   During the period the Russell 2000 was driven primarily by a handful of largely profitless technology and biotechnology companies that in our opinion were overvalued.
   The Fund invests in fast growing companies in dynamic sectors. However, we expect our investments to have solid fundamentals such as profitability, a strong competitive position and be realistically valued. That discipline kept us out of some of the market's top performers that were heavy on stock price momentum, but light on fundamentals.
   It also kept us out of some of the worst performers as Wall Street dismissed many stocks from early initial public offerings in previously "hot" spaces such as Internet retailing.
   Five of the Fund's 10 most heavily weighted positions fall under the broad classification of technology. These include holdings in telecom equipment and semiconductors, two industries where many companies have historically high profits and long records of growth.
   Semiconductor holdings were particularly strong through March 31st. Significant gains were made by: Micrel, Inc., a manufacturer of analog semiconductors; Microchip Technology, Inc., a proprietary chip manufacturer; SDL, Inc., a manufacturer of semiconductor lasers; and JDS Uniphase Corporation, a manufacturer of components and subsystems used in fiber optic telecommunications networks.
   Another dynamic sector in which we have found fast growing companies is health care. The Fund remains overweighted in health care stocks compared to most indexes. Excluding biotechnology, companies in this sector continue to be among the most undervalued growth companies because investor concerns over government reimbursement issues and managed care pricing pressure has held back stock prices.
   We saw significant positive contributors to performance in the Fund's health care sector from names in biotechnology such as Techne Corporation and Invitrogen Corporation, both makers of kits and products used for genetic research. We also saw good returns from MedQuist Inc., a provider of electronic transcription and data management services for health care, and the Fund's large position in Shire Pharmaceuticals

Semi-Annual Report

WASATCH ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------
Group Plc, a developer of prescription medicines used in the treatment of osteoporosis, Alzheimer's Disease and chronic fatigue syndrome. Express Scripts, Inc., a pharmacy benefits manager, was the Fund's largest health care holding. The company's stock price declined because of concerns regarding regulatory inquiries at several of their competitors and the potential for increased scrutiny or regulation of the industry.
   While stock prices lately seem somewhat disconnected from the profits and growth of the actual companies, we remain absolutely confident that this fundamental relationship cannot be ignored for long. We continue to believe that the most important measure of long term investment performance is not immediate stock price gains but the health and wealth of the companies in which we invest. Companies held in the Fund reported average annual earnings per share growth of 29% in the first quarter of 2000.

OUTLOOK
-------
   Looking ahead, we expect companies held in the Wasatch Ultra Growth Fund to continue reporting high growth rates.
   We will continue to pay close attention to their fundamentals and will strive to invest at prices that make sense in light of their profitability and growth prospects. It has been our experience that although the market may become distracted at times, it eventually rewards fast growing, profitable companies with higher stock prices.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2000)
---------------------------------------------------
                                     1 YEAR        5 YEARS  SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND            32.14%         16.47%         14.84%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

<F1> Inception: August 16, 1992.

TEN LARGEST HOLDINGS
--------------------
1. MICREL, INC.                            6%
   Analog semiconductors.

2. EXPRESS SCRIPTS INC., CLASS A           6%
   Pharmacy benefits manager.

3. SHIRE PHARMACEUTICALS GROUP             5%
   Prescription medications developer.

4. SANMINA CORP.                           5%
   Contract manufacturer of electronics.

5. O'REILLY AUTOMOTIVE, INC.               5%
   Automotive parts retailer/distributor.

6. F.Y.I. INCORPORATED                     5%
   Document management services.

7. JDSUNIPHASE CORPORATION                 4%
   Fiber optics components.

8. MEDQUIST INC.                           4%
   Electronic transcription and data
   management services for health care.

9. MICROCHIP TECHNOLOGY, INC.              3%
   Proprietary chip manufacturer.

10.SDL, INC.                               3%
   Semiconductor lasers manufacturer.

                                                              Semi-Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
MARCH 31, 2000

(PHOTO)
VAN R. HOISINGTON-LEAD MANAGER

The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle (the time it takes for the economy to shift from a peak in business activity to a trough and back to a peak) by investing in U.S. Treasury securities.

SIX MONTH REVIEW
----------------
   For the six months ended March 31, 2000 the Wasatch-Hoisington U.S. Treasury Fund returned an exceptional 6.91%, far above the 2.08% return of the Lehman Brothers Aggregate Index. For the latest one, three and five year periods the Fund bested the Lehman Aggregate by 0.73%, 3.35% and 0.96%, respectively.
   In 1999 two fundamental and positive determinants of the U.S. Treasury bond market were obscured by fears that the good economy would lead to higher inflation.
   First, the economy was best characterized by tight control of money in the midst of an abundance of goods, the classic definition of falling inflation. The Federal Reserve Board (Fed) was pursuing a program of monetary restraint. Domestic and foreign producers were offering a wide and ever-increasing supply of goods to the American consumer. The core inflation rate declined to a 33-year low in spite of doubling oil prices.
   Second, the U.S. Treasury registered a record surplus and most budget forecasters predicted another new record in 2000, making it obvious that the supply of Treasury securities would shrink.
   Many bond market investors chose to ignore these two positive determinants of Treasury yields and to fret about the presumed link between inflation and unemployment. In this state of anxiety, the Treasury market in 1999 witnessed one of the largest annual increases in long-term yields on record and the prices of 30-year Treasury bonds declined.
   The essentials of this year's Treasury market do not differ substantially from those of last year. While the Fed has raised the Federal Funds rate two more times this year and the supply of available goods and services has continued to increase, these developments are merely a continuation of trends that have been in place for a long time. The budget surplus looks just as large for the current and next fiscal years as it did in 1999.
   With the economy continuing to expand at a rapid clip and the unemployment rate holding near a 30-year low of 4.1%, the link of these factors to inflation should be just as real as in 1999. But, contrary to last year, bond market participants have focused on positive aspects of market fundamentals and ignored the hypothetical link between unemployment and inflation. Bond yields have fallen sharply and the value of long term Treasury bonds has risen, substantially overcoming the price declines suffered in 1999.
   These events illustrate once again the importance of making investment decisions on the basis of multi-year trends

Semi-Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

and not on the unpredictable annual swings in market psychology.
   The Fund's positive performance over the past six months was achieved by adhering to our multi-year investment discipline keyed to inflation.

OUTLOOK
-------
   Due to the spreading oil price increase, the core Consumer Price Index
(CPI)inflation rate has turned upward slightly this year and may rise further. All the intermittent core price increases of the past 10 years were reversed due to the Fed's vigilance and the abundance of goods and services. Since monetary policy works with time lags, some further upward creep in the core inflation rate should not be troubling, especially since oil prices are no longer rising.
   If the economy continues to remain robust over the near term, or inflation is a little more than the Fed desires, the Fed will raise short term interest rates further. This will put upward pressure on the yields of short and intermediate Treasury securities. Since the supply of long term Treasury bonds will be shrinking, the yield curve is likely to invert further. Eventually, rising short term rates and the inversion of the yield curve will slow the economy. Thus, the inverted yield curve and the huge budget surplus should reward investors in long term Treasury bonds like those held by the Wasatch-Hoisington U.S. Treasury Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2000)
--------------------------------------------------------------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH-HOISINGTON
U.S. TREASURY FUND                   2.60%          8.11%          8.00%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

HOLDINGS/MATURITY DATE
----------------------
1. U.S. TREASURY BOND                     29%
   11/15/2024

2. U.S. TREASURY BOND                     13%
   8/15/2027

3. U.S. TREASURY BOND                     12%
   11/15/2026

4. U.S. TREASURY BOND                      9%
   2/15/2027

5. U.S. TREASURY STRIP                     8%
   8/15/2025

6. U.S. TREASURY BOND                      7%
   8/15/2025

7. U.S. TREASURY BOND                      5%
   2/15/2026

8. U.S. TREASURY STRIP                     4%
   11/15/2021

9. U.S. TREASURY BOND                      2%
   8/15/2029

10.U.S. TREASURY BOND                      2%
   8/15/2026

                                                              Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            COMMON STOCKS 87.3%
            -------------------
            BUILDERS & BUILDING SUPPLIES 0.5%
    94,191  Building Materials Holding Corp.<F1>                     $853,606
     5,000  Crossman Communities, Inc.<F1>                             79,219
                                                                  -----------
                                                                      932,825
                                                                   ----------
            BUSINESS PRODUCTS 0.1%
    18,200  Koala Corp.<F1>                                           242,287
                                                                  -----------
            BUSINESS SERVICES 20.0%
    11,000  Bottomline Technologies, Inc.<F1>                         400,812
   179,100  Charles River Associates Incorporated<F1>               3,481,256
    99,000  Daisytek International Corp.<F1>                        1,565,437
    10,000  Forward Air Corporation<F1>                               236,875
    70,900  F.Y.I. Inc.<F1>                                         1,923,163
    95,000  Global Imaging Systems, Inc.<F1>                          736,250
   243,750  National Dentex Corp.<F1>                               3,595,313
    51,600  NOVA Corporation<F1>                                    1,502,850
   156,000  On Assignment, Inc.<F1>                                 7,020,000
    64,100  QRS Corporation<F1>                                     4,823,525
    62,000  RemedyTemp, Inc.<F1>                                    1,371,750
     4,100  RWD Technologies, Inc.<F1>                                 34,338
   169,700  SCP Pool Corporation<F1>                                5,197,063
   322,550  Wilmar Industries, Inc.<F1>                             5,503,509
                                                                  -----------
                                                                   37,392,141
                                                                  -----------
            COMPUTER SOFTWARE 0.6%
    17,900  Caldera Systems, Inc.<F1>                                 420,650
    22,300  CFI ProServices, Inc.<F1>                                 151,919
    17,000  Moldflow Corp.<F1>                                        287,937
       900  OTG Software, Inc.<F1>                                     36,281
     9,000  Transaction Systems Architects, Inc.<F1>                  259,875
                                                                  -----------
                                                                    1,156,662
                                                                  -----------
            COMPUTER SYSTEMS & COMPONENTS 4.3%
   138,200  Active Voice Corp.<F1>                                  2,003,900
    13,000  PLX Technology, Inc.<F1>                                  484,047
    91,000  Power-One, Inc.<F1>                                     5,494,125
                                                                  -----------
                                                                    7,982,072
                                                                  -----------
            ELECTRONICS 1.9%
    75,000  Nu Horizons Electronics Corp.<F1>                       1,659,375
   353,350  PCD Inc.<F1>                                            1,855,087
                                                                  -----------
                                                                    3,514,462
                                                                  -----------
Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            ENERGY 0.2%
    20,000  Gulf Island Fabrication, Inc.<F1>                        $292,500
                                                                  -----------

            FINANCIAL SERVICES 2.0%
    30,000  ACE Cash Express, Inc.<F1>                                513,750
   628,700  World Acceptance Corp.<F1>                              3,182,794
                                                                  -----------
                                                                    3,696,544
                                                                  -----------
            HEALTH CARE PROVIDERS 2.5%
   442,584  AmSurg Corp., Class A<F1>                               2,600,181
   310,125  AmSurg Corp., Class B<F1>                               1,860,750
    21,000  U.S. Physical Therapy, Inc.<F1>                           196,875
                                                                  -----------
                                                                    4,657,806
                                                                  -----------
            HEALTH CARE SERVICES 6.5%
   387,000  American Healthways, Inc.<F1>                           1,499,625
   178,600  AmeriPath, Inc.<F1>                                     1,451,125
   356,650  CorVel Corp.<F1>                                        9,272,900
                                                                  -----------
                                                                   12,223,650
                                                                  -----------
            OTHER 0.7%
    86,200  Embrex, Inc.<F1>                                        1,357,650
                                                                  -----------

            PERSONAL PRODUCTS 0.7%
    34,000  Maxwell Shoe Company Inc.<F1>                             286,875
   136,100  Signature Eyewear, Inc.<F1>                               323,238
   158,500  USANA, Inc.<F1>                                           708,297
                                                                  -----------
                                                                    1,318,410
                                                                  -----------
            PERSONAL SERVICES 3.5%
   362,600  First Cash Financial Services, Inc.<F1>                 2,220,925
   319,000  Rainbow Rentals, Inc.<F1>                               2,831,125
    80,653  Rent-Way, Inc.<F1>                                      1,572,734
                                                                  -----------
                                                                    6,624,784
                                                                  -----------
            PHARMACEUTICAL & MEDICAL PRODUCTS 11.1%
     8,500  Exactech, Inc.<F1>                                        143,969
   473,700  ICU Medical, Inc.<F1>                                   8,526,600
    69,900  Minntech Corp.                                            524,250
    14,500  Myriad Genetics, Inc.<F1>                                 873,625
    81,717  Techne Corp.<F1>                                        5,638,473
   338,500  Young Innovations, Inc.<F1>                             4,992,875
                                                                  -----------
                                                                   20,699,792
                                                                  -----------

                                                              Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            REAL ESTATE 0.2%
    32,000  National Health Investors, Inc. REIT                     $382,000
                                                                  -----------

            RETAIL 15.2%
    58,666  99 Cents Only Stores<F1>                                2,302,640
    75,400  bebe Stores, Inc.<F1>                                     951,925
    99,400  Cato Corporation (The)                                  1,167,950
    55,000  Cost Plus, Inc.<F1>                                     1,859,687
    40,000  Finish Line, Inc. (The)<F1>                               390,000
    19,700  Guitar Center, Inc.<F1>                                   225,319
   147,200  Hibbett Sporting Goods, Inc.<F1>                        3,026,800
   108,000  MarineMax, Inc.<F1>                                     1,032,750
   190,053  Men's Wearhouse, Inc. (The)<F1>                         5,630,320
    65,000  O'Charley's Inc.<F1>                                      845,000
   159,600  O'Reilly Automotive, Inc.<F1>                           2,264,325
    10,000  Nautica Enterprises, Inc.<F1>                             117,500
   188,800  Travis Boats & Motors, Inc.<F1>                         2,501,600
   262,555  Whitehall Jewellers, Inc.<F1>                           6,170,042
    10,000  YOCREAM International, Inc.<F1>                            37,500
                                                                  -----------
                                                                   28,523,358
                                                                  -----------
            SEMICONDUCTORS 12.2%
    39,000  Integrated Measurement Systems, Inc.<F1>                  792,187
    54,378  Micrel, Inc.<F1>                                        5,220,288
    37,000  Nanometrics Incorporated<F1>                            1,803,750
   177,800  Pericom Semiconductor Corporation<F1>                   6,345,237
     9,000  PSi Technologies Holdings, Inc.<F1>                       149,625
    15,900  Semtech Corporation<F1>                                 1,018,594
   250,800  Supertex, Inc.<F1>                                      7,492,650
                                                                  -----------
                                                                   22,822,331
                                                                  -----------
            TRANSPORTATION 5.1%
   126,300  Aramex International Limited<F1>                        1,649,794
    87,300  Carey International, Inc.<F1>                           1,484,100
    49,500  Covenant Transport, Inc.<F1>                              785,813
   215,000  Knight Transportation, Inc.<F1>                         3,762,500
     7,000  Motor Cargo Industries, Inc.<F1>                           32,375
    66,300  Smithway Motor Xpress Corp.<F1>                           232,050
    43,100  Transport Corp. of America, Inc.<F1>                      210,113
   203,000  USA Truck, Inc.<F1>                                     1,471,750
                                                                  -----------
                                                                    9,628,495
                                                                  -----------

            TOTAL COMMON STOCKS (COST $125,572,981)               163,447,769
                                                                  -----------

Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 12.4%
            ----------------------------
            (Variable Rate Demand Deposits)

$23,147,051 UMB Bank Money Market Fiduciary, 4.15%                $23,147,051
                                                                  -----------

            TOTAL SHORT-TERM INVESTMENTS (COST $23,147,051)        23,147,051
                                                                  -----------

            TOTAL INVESTMENTS (COST $148,720,032) 99.7%           186,594,820

            OTHER ASSETS LESS LIABILITIES 0.3%                        648,775
                                                                  -----------

            NET ASSETS 100.0%                                    $187,243,595
                                                                  ===========


            <F1>Non-income producing
            See notes to financial statements.

                                                              Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            COMMON STOCKS 91.7%
            -------------------
            BASIC MATERIALS 0.5%
    17,800  Encore Wire Corporation<F1>                              $127,938
                                                                  -----------

            BUILDERS & BUILDING SUPPLIES 2.6%
    20,500  Building Materials Holding Corp.<F1>                      185,781
     9,000  Crossman Communities, Inc.<F1>                            142,594
     9,000  Monaco Coach Corporation<F1>                              171,000
    12,000  National R.V. Holdings, Inc.<F1>                          189,750
                                                                  -----------
                                                                      689,125
                                                                  -----------
            BUSINESS PRODUCTS 1.1%
    13,500  Astronics Corporation<F1>                                 155,250
    10,000  Koala Corp.<F1>                                           133,125
                                                                  -----------
                                                                      288,375
                                                                  -----------
            BUSINESS SERVICES 10.8%
    20,900  Daisytek International Corp.<F1>                          330,481
    30,000  Global Imaging Systems, Inc.<F1>                          232,500
    23,800  National Dentex Corp.<F1>                                 351,050
    26,300  RemedyTemp, Inc.<F1>                                      581,887
    18,000  RWD Technologies, Inc.<F1>                                150,750
    15,700  SCP Pool Corporation<F1>                                  480,813
    39,000  Wilmar Industries, Inc.<F1>                               665,437
                                                                  -----------
                                                                    2,792,918
                                                                  -----------
            COMPUTER SOFTWARE 0.9%
    16,000  ANSYS, Inc.<F1>                                           172,000
     8,000  CFI ProServices, Inc.<F1>                                  54,500
                                                                  -----------
                                                                      226,500
                                                                  -----------
            COMPUTER SYSTEMS & COMPONENTS 0.7%
     1,300  Active Voice Corp.<F1>                                     18,850
     2,500  Power-One, Inc.<F1>                                       150,937
                                                                  -----------
                                                                      169,787
                                                                  -----------
            ELECTRONICS 3.5%
    22,200  Nu Horizons Electronics Corp.<F1>                         491,175
    77,300  PCD Inc.<F1>                                              405,825
                                                                  -----------
                                                                      897,000
                                                                  -----------
            ENERGY 1.8%
    31,500  Gulf Island Fabrication, Inc.<F1>                         460,688
                                                                  -----------

Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            FINANCIAL SERVICES 4.2%
    11,300  BWC Financial Corp.<F1>                                  $226,000
    12,000  Central Financial Acceptance Corporation<F1>               67,500
    22,000  Gainsco, Inc.                                             129,250
   130,500  World Acceptance Corp.<F1>                                660,656
                                                                  -----------
                                                                    1,083,406
                                                                  -----------
            HEALTH CARE PROVIDERS 1.4%
    27,125  AmSurg Corp., Class A<F1>                                 159,359
     6,000  AmSurg Corp., Class B<F1>                                  36,000
    22,000  Pediatrix Medical Group Inc.<F1>                          159,500
                                                                  -----------
                                                                      354,859
                                                                  -----------
            HEALTH CARE SERVICES 8.7%
    32,000  America Service Group, Inc.<F1>                           480,000
    75,000  American Healthways, Inc.<F1>                             290,625
    34,000  AmeriPath, Inc.<F1>                                       276,250
    24,450  CorVel Corp.<F1>                                          635,700
    22,600  Interwest Home Medical, Inc.<F1>                           90,400
    26,500  Orthodontic Centers of America, Inc.<F1>                  496,875
                                                                  -----------
                                                                    2,269,850
                                                                  -----------
            OTHER 0.6%
    10,700  Embrex, Inc.<F1>                                          168,525
                                                                  -----------

            PERSONAL PRODUCTS 4.2%
    45,200  Maxwell Shoe Company Inc.<F1>                             381,375
    73,600  Signature Eyewear, Inc.<F1>                               174,800
    12,000  Sport-Haley, Inc.<F1>                                      60,000
    10,000  USANA, Inc.<F1>                                            44,687
    21,000  WD-40 Company                                             441,000
                                                                  -----------
                                                                    1,101,862
                                                                  -----------
            PERSONAL SERVICES 5.6%
    20,000  Carriage Services, Inc.<F1>                                81,250
    40,500  First Cash Financial Services, Inc.<F1>                   248,063
    80,400  Rainbow Rentals, Inc.<F1>                                 713,550
    21,000  Rent-Way, Inc.<F1>                                        409,500
                                                                  -----------
                                                                    1,452,363
                                                                  -----------

                                                              Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            PHARMACEUTICAL & MEDICAL PRODUCTS 6.1%
    62,600  ICU Medical, Inc.<F1>                                  $1,126,800
     5,000  Minntech Corp.                                             37,500
    28,500  Young Innovations, Inc.<F1>                               420,375
                                                                  -----------
                                                                    1,584,675
                                                                  -----------
            REAL ESTATE 0.5%
    11,200  National Health Investors, Inc. REIT                      133,700
                                                                  -----------

            RETAIL 21.1%
     3,000  Abercrombie & Fitch Co.<F1>                                48,000
     1,000  bebe Stores, Inc.<F1>                                      12,625
    35,100  Cato Corporation (The)                                    412,425
    27,700  CSK Auto Corporation<F1>                                  386,069
    51,000  Finish Line, Inc. (The)<F1>                               497,250
    15,800  Guitar Center, Inc.<F1>                                   180,713
     1,000  Hibbett Sporting Goods, Inc.<F1>                           20,563
    30,500  MarineMax, Inc.<F1>                                       291,656
    23,944  Men's Wearhouse, Inc. (The)<F1>                           709,341
    28,000  Monro Muffler Brake, Inc.<F1>                             232,750
    29,000  Nautica Enterprises, Inc.<F1>                             340,750
    10,000  O'Charley's Inc.<F1>                                      130,000
    15,900  O'Reilly Automotive, Inc.<F1>                             225,581
    19,000  Pier 1 Imports, Inc.                                      194,750
    34,000  Ross Stores, Inc.                                         818,125
    21,700  Travis Boats & Motors, Inc.<F1>                           287,525
    28,262  Whitehall Jewellers, Inc.<F1>                             664,157
    10,000  YOCREAM International, Inc.<F1>                            37,500
                                                                  -----------
                                                                    5,489,780
                                                                  -----------
            SEMICONDUCTORS 9.5%
     6,000  Align-Rite International, Inc.<F1>                        165,000
     2,000  Asyst Technologies, Inc.<F1>                              117,000
     6,000  Integrated Measurement Systems, Inc.<F1>                  121,875
     8,500  Nanometrics Incorporated<F1>                              414,375
    15,500  Pericom Semiconductor Corporation<F1>                     553,156
    36,500  Supertex, Inc.<F1>                                      1,090,437
                                                                  -----------
                                                                    2,461,843
                                                                  -----------
            TELECOMMUNICATIONS 1.1%
     8,900  Gentner Communications Corporation<F1>                    180,225
     4,000  Vari-L Company, Inc.<F1>                                  104,000
                                                                  -----------
                                                                      284,225
                                                                  -----------

Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            TRANSPORTATION 6.8%
    29,850  Aramex International Limited<F1>                         $389,917
     6,200  Covenant Transport, Inc.<F1>                               98,425
     2,000  HEICO Corporation                                          29,000
    24,000  HEICO Corporation, Class A                                336,000
    30,000  Keystone Automotive Industries, Inc.<F1>                  176,250
     5,000  Knight Transportation, Inc.<F1>                            87,500
     8,000  Motor Cargo Industries, Inc.<F1>                           37,000
    28,900  Smithway Motor Xpress Corp.<F1>                           101,150
     9,100  Transport Corp. of America, Inc.<F1>                       44,362
    65,000  USA Truck, Inc.<F1>                                       471,250
                                                                  -----------
                                                                    1,770,854
                                                                  -----------

            TOTAL COMMON STOCKS (COST $20,790,625)                 23,808,273
                                                                  -----------

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 8.7%
            ---------------------------
            (Variable Rate Demand Deposits)

$2,276,912  UMB Bank Money Market Fiduciary, 4.15%                 $2,276,912
                                                                  -----------

            TOTAL SHORT-TERM INVESTMENTS (COST $2,276,912)          2,276,912
                                                                  -----------

            TOTAL INVESTMENTS (COST $23,067,537) 100.4%            26,085,185
                                                                  -----------

            LIABILITIES LESS OTHER ASSETS (0.4)%                    (113,538)
                                                                  -----------

            NET ASSETS 100.0%                                     $25,971,647
                                                                  ===========


            <F1>Non-income producing
            See notes to financial statements.
                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            COMMON STOCKS 87.5%
            -------------------
            BUSINESS SERVICES 19.4%
    24,900  Bottomline Technologies, Inc.<F1>                        $907,294
   116,775  Charles River Associates Incorporated<F1>               2,269,814
    77,200  Complete Business Solutions, Inc.<F1>                   1,727,350
    88,400  Concord EFS, Inc.<F1>                                   2,027,675
   125,000  Daisytek International Corp.<F1>                        1,976,562
    41,600  Forward Air Corporation<F1>                               985,400
   112,225  F.Y.I. Inc.<F1>                                         3,044,103
   215,350  National Dentex Corp.<F1>                               3,176,413
    20,900  Netzee, Inc.<F1>                                          310,887
   155,350  NOVA Corporation<F1>                                    4,524,569
    80,900  On Assignment, Inc.<F1>                                 3,640,500
    56,300  QRS Corporation<F1>                                     4,236,575
    39,225  RoweCom Inc.<F1>                                          666,825
    45,607  Sanmina Corp.<F1>                                       3,081,323
    17,000  TenFold Corporation<F1>                                 1,028,500
   150,300  Wilmar Industries, Inc.<F1>                             2,564,494
                                                                  -----------
                                                                   36,168,284
                                                                  -----------
            COMPUTER SOFTWARE 3.5%
    22,200  Chordiant Software, Inc.<F1>                              360,750
    54,600  InterCept Group, Inc. (The)<F1>                         1,405,950
    15,875  Legato Systems, Inc.<F1>                                  708,422
    40,425  Synopsys, Inc.<F1>                                      1,970,719
    73,200  Transaction Systems Architects, Inc.<F1>                2,113,650
                                                                  -----------
                                                                    6,559,491
                                                                  -----------
            COMPUTER SYSTEMS & COMPONENTS 6.1%
    81,400  Active Voice Corp.<F1>                                  1,180,300
    43,272  Computer Network Technology Corporation<F1>               757,260
    41,775  MMC Networks, Inc.<F1>                                  1,378,575
    79,950  PLX Technology, Inc.<F1>                                2,976,888
    32,550  Polycom, Inc.<F1>                                       2,577,553
    51,040  Zebra Technologies Corporation<F1>                      2,552,000
                                                                  -----------
                                                                   11,422,576
                                                                  -----------
            ELECTRONICS 0.5%
   172,100  PCD Inc.<F1>                                              903,525
                                                                  -----------

            FINANCIAL SERVICES 1.1%
    54,875  Metris Companies Inc.                                   2,133,266
                                                                  -----------

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            HEALTH CARE PROVIDERS 1.2%
   313,925  AmSurg Corp., Class A<F1>                              $1,844,309
    60,300  AmSurg Corp., Class B<F1>                                 361,800
                                                                  -----------
                                                                    2,206,109
                                                                  -----------
            HEALTH CARE SERVICES 7.3%
   197,200  AmeriPath, Inc.<F1>                                     1,602,250
   133,500  Express Scripts, Inc., Class A<F1>                      5,607,000
   105,175  MedQuist Inc.<F1>                                       2,859,445
   159,225  Orthodontic Centers of America, Inc.<F1>                2,985,469
    65,050  TLC The Laser Center Inc.<F1>                             654,566
                                                                  -----------
                                                                   13,708,730
                                                                  -----------
            PERSONAL SERVICES 1.5%
    28,900  First Cash Financial Services, Inc.<F1>                   177,013
    47,000  Rent-A-Center, Inc.<F1>                                   705,000
    99,388  Rent-Way, Inc.<F1>                                      1,938,066
                                                                  -----------
                                                                    2,820,079
                                                                  -----------
            PHARMACEUTICAL & MEDICAL PRODUCTS 9.7%
   266,931  ICU Medical, Inc.<F1>                                   4,804,758
    59,525  Myriad Genetics, Inc.<F1>                               3,586,381
   140,344  Techne Corp.<F1>                                        9,683,736
                                                                  -----------
                                                                   18,074,875
                                                                  -----------
            REAL ESTATE 1.2%
   182,350  National Health Investors, Inc. REIT                    2,176,803
                                                                  -----------

            RETAIL 16.4%
    65,466  99 Cents Only Stores<F1>                                2,569,540
    66,800  bebe Stores, Inc.<F1>                                     843,350
   135,800  CSK Auto Corporation                                    1,892,712
    84,500  Hibbett Sporting Goods, Inc.<F1>                        1,737,532
    81,575  Linens 'n Things, Inc.<F1>                              2,793,944
    78,950  MarineMax, Inc.<F1>                                       754,959
   155,740  Men's Wearhouse, Inc. (The)<F1>                         4,613,798
   527,875  O'Reilly Automotive, Inc.<F1>                           7,489,227
    90,525  Travis Boats & Motors, Inc.<F1>                         1,199,456
   280,875  Whitehall Jewellers, Inc.<F1>                           6,600,562
                                                                  -----------
                                                                   30,495,080
                                                                  -----------

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            SEMICONDUCTORS 7.9%
     1,298  Applied Materials, Inc.<F1>                              $122,336
    73,814  Micrel, Inc.<F1>                                        7,086,144
   113,587  Microchip Technology, Inc.<F1>                          7,468,345
                                                                  -----------
                                                                   14,676,825
                                                                  -----------
            TELECOMMUNICATIONS 5.8%
    10,000  Alamosa PCS Holdings, Inc.<F1>                            377,500
    10,000  InterWAVE Communications International, Ltd.<F1>          301,250
    89,650  Powertel, Inc.<F1>                                      6,202,659
    56,490  United States Cellular Corp.<F1>                        4,010,790
                                                                  -----------
                                                                   10,892,199
                                                                  -----------
            TRANSPORTATION 5.9%
   129,700  Expeditors International of Washington, Inc.            5,155,575
    17,800  HEICO Corporation                                         258,100
    37,600  HEICO Corporation, Class A                                526,400
   292,375  Knight Transportation, Inc.<F1>                         5,116,563
                                                                  -----------
                                                                   11,056,638
                                                                  -----------

            TOTAL COMMON STOCKS (COST $114,883,122)               163,294,480
                                                                  -----------

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 10.7%
            ----------------------------
            (Variable Rate Demand Deposits)

$19,889,163 UMB Bank Money Market Fiduciary, 4.15%                $19,889,163
                                                                  -----------
            TOTAL SHORT-TERM INVESTMENTS (COST $19,889,163)        19,889,163
                                                                  -----------

            TOTAL INVESTMENTS (COST $134,772,285) 98.2%           183,183,643

            CASH AND OTHER ASSETS LESS LIABILITIES 1.8%             3,384,543
                                                                  -----------

            NET ASSETS 100.0%                                    $186,568,186
                                                                  ===========

            <F1>Non-income producing
            See notes to financial statements.


Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            COMMON STOCKS 92.7%
            -------------------
            BUSINESS SERVICES 17.6%
   305,800  American Bank Note Holographics, Inc.<F1>                $917,400
    69,300  Charles River Associates Incorporated<F1>               1,347,019
    57,900  Concord EFS, Inc.<F1>                                   1,328,081
   382,300  Copart, Inc.<F1>                                        6,690,250
    30,075  CSG Systems International, Inc.<F1>                     1,468,036
    80,750  F.Y.I. Inc.<F1>                                         2,190,344
   133,000  National Dentex Corp.<F1>                               1,961,750
   163,800  NOVA Corporation<F1>                                    4,770,675
   143,200  On Assignment, Inc.<F1>                                 6,444,000
   170,450  Res-Care, Inc.<F1>                                      1,597,969
   171,800  SCP Pool Corporation<F1>                                5,261,375
   110,000  Wilmar Industries, Inc.<F1>                             1,876,875
                                                                  -----------
                                                                   35,853,774
                                                                  -----------
            COMPUTER SOFTWARE 2.5%
   104,825  Synopsys, Inc.<F1>                                      5,110,219
                                                                  -----------

            COMPUTER SYSTEMS AND COMPONENTS 1.9%
    77,870  Zebra Technologies Corporation<F1>                      3,893,500
                                                                  -----------

            FINANCIAL SERVICES 20.5%
 1,215,662  AmeriCredit Corp.<F1>                                  19,830,486
    79,100  Countrywide Credit Industries, Inc.                     2,155,475
    70,500  MBIA, Inc.                                              3,670,406
   150,775  Metris Companies Inc.                                   5,861,378
   231,550  MicroFinancial Incorporated                             2,402,331
   274,600  RTW, Inc.<F1>                                           1,373,000
   145,000  WFS Financial Inc.<F1>                                  2,818,437
   722,286  World Acceptance Corp.<F1>                              3,656,573
                                                                  -----------
                                                                   41,768,086
                                                                  -----------
            HEALTH CARE PROVIDERS 7.7%
   322,325  Lincare Holdings Inc.<F1>                               9,145,972
   892,225  Pediatrix Medical Group Inc.<F1>                        6,468,631
                                                                  -----------
                                                                   15,614,603
                                                                  -----------

                                                              Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            HEALTH CARE SERVICES 15.6%
   237,000  Express Scripts, Inc., Class A<F1>                      9,954,000
   238,100  First Health Group Corp.<F1>                            7,529,912
   112,575  MedQuist Inc.<F1>                                       3,060,633
   334,681  Orthodontic Centers of America, Inc.<F1>                6,275,269
   228,550  Renal Care Group, Inc.<F1>                              4,956,678
                                                                  -----------
                                                                   31,776,492
                                                                  -----------
            PERSONAL SERVICES 9.6%
   110,600  Bright Horizons Family Solutions, Inc.<F1>              2,391,725
   169,450  Carriage Services, Inc.<F1>                               688,391
   246,550  First Cash Financial Services, Inc.<F1>                 1,510,119
   995,125  Rent-A-Center, Inc.<F1>                                14,926,875
                                                                  -----------
                                                                   19,517,110
                                                                  -----------
            PHARMACEUTICAL & MEDICAL PRODUCTS 2.9%
   329,300  ICU Medical, Inc.<F1>                                   5,927,400
                                                                  -----------
            RETAIL 9.3%
    96,000  Hibbett Sporting Goods, Inc.<F1>                        1,974,000
   158,175  Men's Wearhouse, Inc. (The)<F1>                         4,685,934
   320,800  O'Reilly Automotive, Inc.<F1>                           4,551,350
   323,600  Whitehall Jewellers, Inc.<F1>                           7,604,600
                                                                  -----------
                                                                   18,815,884
                                                                  -----------
            SEMICONDUCTORS 1.9%
    31,912  Microchip Technology, Inc.<F1>                          2,098,214
    61,925  Supertex, Inc.<F1>                                      1,850,009
                                                                  -----------
                                                                    3,948,223
                                                                  -----------
            TRANSPORTATION 3.2%
    48,000  Expeditors International of Washington, Inc.            1,908,000
    90,900  HEICO Corporation                                       1,318,050
    77,300  HEICO Corporation, Class A                              1,082,200
   124,800  Knight Transportation, Inc.<F1>                         2,184,000
                                                                  -----------
                                                                    6,492,250
                                                                  -----------

            TOTAL COMMON STOCKS (COST $173,653,730)               188,717,541
                                                                  -----------


Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            WARRANTS 0.0%
            -------------
         1  Cherokee, Inc. Series C                                        $1
                                                                  -----------

            TOTAL WARRANTS (COST $6)                                        1
                                                                  -----------

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 6.2%
            ---------------------------
            (Variable Rate Demand Deposits)

$12,710,273 UMB Bank Money Market Fiduciary, 4.15%                $12,710,273
                                                                  -----------

            TOTAL SHORT-TERM INVESTMENTS (COST $12,710,273)        12,710,273
                                                                  -----------

            TOTAL INVESTMENTS (COST $186,364,009) 98.9%           201,427,815

            CASH AND OTHER ASSETS LESS LIABILITIES 1.1%             2,179,695
                                                                  -----------

            NET ASSETS 100.0%                                    $203,607,510
                                                                  ===========

            <F1>Non-income producing
            See notes to financial statements.

                                                              Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            COMMON AND PREFERRED STOCKS 90.8%
            ---------------------------------
            BUSINESS SERVICES 16.3%
     3,100  Braun Consulting, Inc.<F1>                                $99,200
    17,800  Charles River Associates Incorporated<F1>                 345,987
     8,250  Cognizant Technology Solutions Corporation<F1>            515,625
     8,800  Complete Business Solutions, Inc.<F1>                     196,900
     8,450  Concord EFS, Inc.<F1>                                     193,822
    25,600  Copart, Inc.<F1>                                          448,000
    67,300  F.Y.I. Inc.<F1>                                         1,825,512
    11,900  HomeServices.Com Inc.<F1>                                 117,513
     2,550  Official Payments Corporation<F1>                         107,100
     3,900  ProBusiness Services, Inc.<F1>                            100,669
     3,100  QRS Corporation<F1>                                       233,275
    28,300  Sanmina Corp.<F1>                                       1,912,019
    13,100  The Management Network Group, Inc.<F1>                    352,881
                                                                  -----------
                                                                    6,448,503
                                                                  -----------
            COMPUTER SOFTWARE 8.7%
     7,200  Accrue Software, Inc.<F1>                                 329,737
     5,200  Caldera Systems, Inc.<F1>                                 122,200
     1,100  net.Genesis Corp.<F1>                                      49,225
    14,400  Peregrine Systems, Inc.<F1>                               965,700
    18,185  Synopsys, Inc.<F1>                                        886,519
     2,350  Tecnomatix Technologies Ltd.<F1>                          101,931
     1,100  TSI International Software Ltd.<F1>                        91,369
    11,675  TTI Team Telecom International Ltd.<F1>                   385,275
    67,884  Verisity Ltd. Series D Preferred<F1><F2>                  500,000
       325  Versata, Inc.<F1>                                          19,561
                                                                  -----------
                                                                    3,451,517
                                                                  -----------
            COMPUTER SYSTEMS & COMPONENTS 3.0%
       700  Brocade Communications Systems, Inc.<F1>                  125,519
     4,000  MMC Networks, Inc.<F1>                                    132,000
     1,750  Netopia, Inc.<F1>                                         125,891
     8,550  Polycom, Inc.<F1>                                         677,053
     2,250  RadiSys Corporation<F1>                                   135,281
                                                                  -----------
                                                                    1,195,744
                                                                  -----------
            FINANCIAL SERVICES 1.3%
    31,700  AmeriCredit Corp.<F1>                                     517,106
                                                                  -----------

Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            HEALTH CARE PROVIDERS 6.3%
   113,000  AmSurg Corp., Class A<F1>                                $663,875
   143,400  AmSurg Corp., Class B<F1>                                 860,400
   133,800  Pediatrix Medical Group Inc.<F1>                          970,050
                                                                  -----------
                                                                    2,494,325
                                                                  -----------
            HEALTH CARE SERVICES 16.1%
    17,550  Accredo Health, Incorporated<F1>                          581,344
    82,500  AmeriPath, Inc.<F1>                                       670,312
    56,225  Express Scripts, Inc., Class A<F1>                      2,361,450
    52,200  MedQuist Inc.<F1>                                       1,419,187
    16,473  Priority Healthcare Corporation<F1>                       827,768
    51,100  TLC The Laser Center Inc.<F1>                             514,194
                                                                  -----------
                                                                    6,374,255
                                                                  -----------
            OTHER 0.2%
     2,000  Symyx Technologies<F1>                                     86,250
                                                                  -----------

            PERSONAL PRODUCTS 0.3%
     3,000  Gildan Activewear Inc.<F1>                                 97,875
                                                                  -----------

            PERSONAL SERVICES 0.2%
     2,150  National Information Consortium, Inc.<F1>                  74,713
                                                                  -----------

            PHARMACEUTICAL & MEDICAL PRODUCTS 6.7%
       700  Aspect Medical Systems, Inc.<F1>                           25,112
     1,750  Invitrogen Corporation<F1>                                101,609
     1,600  Myriad Genetics, Inc.<F1>                                  96,400
    38,694  Shire Pharmaceuticals Group Plc<F1>                     1,983,068
     6,500  Techne Corp.<F1>                                          448,500
                                                                  -----------
                                                                    2,654,689
                                                                  -----------
            RETAIL 6.6%
     4,400  99 Cents Only Stores<F1>                                  172,700
     2,100  Dollar Tree Stores, Inc.<F1>                              109,462
    22,200  Hibbett Sporting Goods, Inc.<F1>                          456,488
   130,700  O'Reilly Automotive, Inc.<F1>                           1,854,306
                                                                  -----------
                                                                    2,592,956
                                                                  -----------

                                                              Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            SEMICONDUCTORS 11.8%
     4,200  ASM Lithography Holding N.V.<F1>                         $469,350
       900  Intersil Holding Corporation<F1>                           46,519
    24,900  Micrel, Inc.<F1>                                        2,390,400
    19,725  Microchip Technology, Inc.<F1>                          1,296,919
     2,025  MKS Instruments, Inc.<F1>                                 102,262
       300  Quantum Effect Devices, Inc.<F1>                           23,887
     3,500  Supertex, Inc.<F1>                                        104,563
     2,200  Vitesse Semiconductor Corporation<F1>                     211,750
                                                                  -----------
                                                                    4,645,650
                                                                  -----------
            TELECOMMUNICATIONS 11.6%
     5,100  Anaren Microwave, Inc.<F1>                                488,962
     2,800  Applied Micro Circuits Corporation<F1>                    420,175
       600  Avanex Corporation<F1>                                     91,050
     3,900  Aware, Inc.<F1>                                           156,488
     1,600  BreezeCom Ltd.<F1>                                         59,800
     8,700  Hybrid Networks, Inc.<F1>                                 115,275
     3,300  InterWAVE Communications International, Ltd.<F1>           99,413
    14,280  JDS Uniphase Corporation<F1>                            1,727,880
     5,800  SDL, Inc.<F1>                                           1,233,950
     2,000  Tollgrade Communications, Inc.<F1>                        106,000
       700  Turnstone Systems, Inc.<F1>                                80,500
                                                                  -----------
                                                                    4,579,493
                                                                  -----------
            TRANSPORTATION 1.7%
     1,150  F5 Networks, Inc.<F1>                                      77,913
    11,000  HEICO Corporation                                         159,500
    31,900  HEICO Corporation, Class A                                446,600
                                                                  -----------
                                                                      684,013
                                                                  -----------

            TOTAL COMMON AND PREFERRED
               STOCKS (COST $26,782,967)                           35,897,089
                                                                  -----------

Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                              VALUE
--------------------------------------------------------------------------------

            WARRANTS 0.0%
            -------------
     4,202  CDnow, Inc.<F1>                                                $0
                                                                  -----------

            TOTAL WARRANTS (COST $0)                                        0
                                                                  -----------

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 7.8%
            ---------------------------
            (Variable Rate Demand Deposits)

$3,092,849  UMB Bank Money Market Fiduciary, 4.15%                 $3,092,849
                                                                  -----------

            TOTAL SHORT-TERM INVESTMENTS (COST $3,092,849)          3,092,849
                                                                  -----------

            TOTAL INVESTMENTS (COST $29,875,816) 98.6%             38,989,938


            CASH AND OTHER ASSETS, LESS LIABILITIES 1.4%              546,782
                                                                  -----------

            NET ASSETS 100.0%                                     $39,536,720
                                                                  ===========

            <F1> Non-income producing
            <F2> Preferred stock purchased in a private placement transaction;
                 resale to the public may require registration or sale only to qualified institutional buyers. At March 31, 2000, this security amounted to 1.3% of net assets.
             See notes to financial statements.

                                                              Semi-Annual Report

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
MARCH 31, 2000 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT OBLIGATIONS 93.1%
            ---------------------------------
  $600,000  U.S. Treasury Bond, 6.25%, 8/15/23                       $607,698
12,830,000  U.S. Treasury Bond, 7.50%, 11/15/24                    15,039,326
 3,505,000  U.S. Treasury Bond, 6.875%, 8/15/25                     3,845,931
 2,835,000  U.S. Treasury Bond, 6.00%, 2/15/26                      2,796,302
   750,000  U.S. Treasury Bond, 6.75%, 8/15/26                        814,020
 6,135,000  U.S. Treasury Bond, 6.50%, 11/15/26                     6,468,315
 4,570,000  U.S. Treasury Bond, 6.625%, 2/15/27                     4,894,379
 6,355,000  U.S. Treasury Bond, 6.375%, 8/15/27                     6,616,254
   947,000  U.S. Treasury Bond, 6.125%, 8/15/29                       963,885
 7,100,000  U.S. Treasury Strip, 11/15/21                           1,960,949
19,100,000  U.S. Treasury Strip, 8/15/25                            4,316,791
                                                                  -----------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (COST $50,605,776)                                48,323,850
                                                                  -----------

            SHORT-TERM INVESTMENTS 2.5%
            ---------------------------
            (Variable Rate Demand Deposits)

 1,311,137  UMB Bank Money Market Fiduciary, 4.15%                  1,311,137
                                                                  -----------

            TOTAL SHORT-TERM INVESTMENTS (COST $1,311,137)          1,311,137
                                                                  -----------

            TOTAL INVESTMENTS (COST $51,916,913) 95.6%             49,634,987

            OTHER ASSETS LESS LIABILITIES 4.4%                      2,287,485
                                                                  -----------

            NET ASSETS 100.0%                                     $51,922,472
                                                                  ===========

            See notes to financial statements.

Semi-Annual Report

                     (This page intentionally left blank.)

                                                              Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
MARCH 31, 2000 (UNAUDITED)


                                                           SMALL CAP      SMALL CAP        CORE           ULTRA           U.S.
                                            MICRO CAP        VALUE         GROWTH         GROWTH         GROWTH         TREASURY
                                              FUND           FUND           FUND           FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments, at market value
     Nonaffiliated issuers (cost
       $124,988,468, $23,067,537,
       $131,587,451, 169,081,717,
       $29,875,816 and $51,916,913,
       respectively)                       $162,187,976    $26,085,185   $180,007,230   $194,959,184    $38,989,938    $49,634,987
  Affiliated issuers (cost $23,731,564,
     $0, $3,184,834, $17,282,292, $0
     and $0, respectively)                   24,406,844              -      3,176,413      6,468,631              -              -
  Receivable for investment
     securities sold                          1,446,002        121,826      5,369,287      2,693,149      1,354,113      2,202,897
  Capital shares receivable                     863,824         11,647      2,325,690        957,850          1,710         57,564
  Interest and dividends receivable             116,055         14,762        173,349         62,425         10,174        679,293
  Prepaid expenses and other assets              29,803         17,387         26,869         37,002         16,973         33,508
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Total Assets                           189,050,504     26,250,807    191,078,838    205,178,241     40,372,908     52,608,249
                                          -------------  -------------  -------------  -------------  -------------  -------------

LIABILITIES:
  Payable for securities purchased            1,209,848        260,411      4,291,268      1,013,631        733,522              -
  Capital shares payable                        427,751          1,232        121,899        428,052         68,351        645,396
  Accrued investment advisory fee               124,195         12,125         59,695         63,636         14,194          3,537
  Accrued expenses                               45,115          5,392         37,790         65,412         20,121         36,844
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Total Liabilities                        1,806,909        279,160      4,510,652      1,570,731        836,188        685,777
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS                                 $187,243,595    $25,971,647   $186,568,186   $203,607,510    $39,536,720    $51,922,472
                                           ============   ============   ============   ============   ============   ============

NET ASSETS CONSIST OF:
  Capital stock                                 346,237         84,328         63,371         90,666         17,917         44,448
  Paid-in capital in excess of par          108,621,608     19,838,886    104,068,268    165,912,886     22,030,218     59,872,952
  Undistributed net investment income                 -              -              -              -              -        751,005
  Undistributed net realized gain (loss)
     on investments                          40,400,962      3,030,785     34,025,189     22,540,152      8,374,463    (6,464,007)
  Net unrealized appreciation
     (depreciation) on investments           37,874,788      3,017,648     48,411,358     15,063,806      9,114,122    (2,281,926)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets                               $187,243,595    $25,971,647   $186,568,186   $203,607,510    $39,536,720    $51,922,472
                                           ============   ============   ============   ============   ============   ============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                             10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
  Issued and outstanding                     34,623,713      8,432,833      6,337,149      9,066,588      1,791,731      4,444,764

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                      $5.41          $3.08         $29.44         $22.46         $22.07         $11.68
                                                 ======         ======         ======         ======         ======         ======



Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)


                                                           SMALL CAP      SMALL CAP        CORE           ULTRA           U.S.
                                            MICRO CAP        VALUE         GROWTH         GROWTH         GROWTH         TREASURY
                                              FUND           FUND           FUND           FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                     $298,460        $22,446       $171,955       $238,870        $57,348     $1,999,137
  Dividends                                      54,180         22,451        248,893         65,579          1,002              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                                352,640         44,897        420,848        304,449         58,350      1,999,137
                                          -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES:
  Investment advisory fee                     1,639,248        151,179        858,489        967,603        255,553        160,355
  Shareholder servicing fees                    141,076         21,359        140,693        151,718         54,621         66,229
  Fund administration and accounting fees       117,367         18,751        123,085        138,981         31,412         48,190
  Reports to shareholders                        27,312          3,573         28,971         34,685          8,720         12,579
  Custody fees                                    9,148          3,711          7,893         10,087          5,370          3,663
  Federal and state registration fees             8,488          4,690          6,253          9,557          4,810         11,523
  Audit fees                                      5,580          1,739          5,981          6,874          2,408          3,302
  Legal fees                                      4,919            580          5,203          6,265          1,468          2,438
  Directors' fees                                 2,452            295          2,593          3,103            733          1,302
  Other                                           6,430          2,173          6,669          6,986          2,708          3,293
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Total expenses before reimbursement         1,962,020        208,050      1,185,830      1,335,859        367,803        312,874
  Reimbursement of expenses by advisor                -       (11,518)              -              -       (10,028)       (72,342)
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Net expenses                                1,962,020        196,532      1,185,830      1,335,859        357,775        240,532
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                (1,609,380)      (151,635)      (764,982)    (1,031,410)      (299,425)      1,758,605
                                          -------------  -------------  -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments
     Nonaffiliated                           42,107,938      3,287,819     35,024,233     23,743,753      8,983,437    (4,476,355)
     Affiliated                                (33,008)              -      (101,217)      (446,805)              -              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                             42,074,930      3,287,819     34,923,016     23,296,948      8,983,437    (4,476,355)

  Change in unrealized appreciation
     (depreciation) on investments            8,869,157      2,511,065      4,327,847    (1,944,971)    (1,562,065)      5,541,092
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Net gain on investments                    50,944,087      5,798,884     39,250,863     21,351,977      7,421,372      1,064,737
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $49,334,707     $5,647,249    $38,485,881    $20,320,567     $7,121,947     $2,823,342
                                          =============  =============  =============  =============  =============  =============


                                                              Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------

                                                MICRO CAP FUND             SMALL CAP VALUE FUND          SMALL CAP GROWTH FUND
                                           Six Months        Year         Six Months        Year        Six Months        Year
                                              Ended          Ended          Ended          Ended          Ended          Ended
                                         March 31, 2000  September 30,  March 31, 2000 September 30,  March 31, 2000 September 30,
                                           (Unaudited)       1999         (Unaudited)       1999        (Unaudited)       1999
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)             $(1,609,380)   $(3,111,350)     $(151,635)     $(245,723)     $(764,982)   $(1,102,981)
  Net realized gain on
     investments                             42,074,930     20,346,563      3,287,819      1,726,846     34,923,016     20,794,083
  Change in unrealized appreciation
     (depreciation) on investments            8,869,157     25,494,388      2,511,065      2,954,078      4,327,847     34,941,701
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase in net assets
     resulting from operations               49,334,707     42,729,601      5,647,249      4,435,201     38,485,881     54,632,803

DIVIDENDS PAID FROM:
  Net investment income                               -              -              -              -              -              -
  Net realized gains                       (13,609,423)   (12,017,532)      (604,879)              -   (15,405,349)   (18,539,487)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                           (13,609,423)   (12,017,532)      (604,879)              -   (15,405,349)   (18,539,487)

  CAPITAL SHARE TRANSACTIONS:
  Shares sold                                33,195,318     67,340,072      5,976,184     11,711,690     40,668,555     37,645,640
  Shares issued to holders in
     reinvestment of dividends               13,428,147     11,888,645        586,278              -     15,001,041     17,995,373
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                             46,623,465     79,228,717      6,562,462     11,711,690     55,669,596     55,641,013

  Shares redeemed                          (39,980,511)   (82,598,473)    (2,403,665)   (13,682,187)   (38,096,799)   (69,542,550)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease)                     6,642,954    (3,369,756)      4,158,797    (1,970,497)     17,572,797   (13,901,537)
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE IN NET ASSETS                 42,368,238     27,342,313      9,201,167      2,464,704     40,653,329     22,191,779

NET ASSETS:
  Beginning of period                       144,875,357    117,533,044    $16,770,480    $14,305,776    145,914,857    123,723,078
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period                            $187,243,595   $144,875,357    $25,971,647    $16,770,480   $186,568,186   $145,914,857
                                          =============  =============  =============  =============  =============  =============
  Undistributed net investment income
     included in net assets at end of
     period                                           -              -              -              -              -        $20,392
                                          =============  =============  =============  =============  =============  =============


Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------

                                               CORE GROWTH FUND              ULTRA GROWTH FUND            U.S. TREASURY FUND
                                           Six Months        Year         Six Months        Year        Six Months        Year
                                              Ended          Ended          Ended          Ended          Ended          Ended
                                         March 31, 2000  September 30,  March 31, 2000 September 30,  March 31, 2000 September 30,
                                           (Unaudited)       1999         (Unaudited)       1999        (Unaudited)       1999
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)             $(1,031,410)   $(1,762,435)     $(299,425)     $(691,228)     $1,758,605     $4,315,855
     Net realized gain (loss) on
     investments                             23,296,948      7,083,042      8,983,437      4,525,808    (4,476,355)    (1,579,091)
  Change in unrealized appreciation
     (depreciation) on investments          (1,944,971)     32,663,979    (1,562,065)     11,029,323      5,541,092   (13,031,830)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
     resulting from operations               20,320,567     37,984,586      7,121,947     14,863,903      2,823,342   (10,295,066)

  DIVIDENDS PAID FROM:
     Net investment income                            -              -              -              -    (4,377,430)    (1,876,281)
     Net realized gains                     (4,089,114)    (6,480,895)    (2,924,931)    (2,066,842)       (23,254)      (384,621)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                            (4,089,114)    (6,480,895)    (2,924,931)    (2,066,842)    (4,400,684)    (2,260,902)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                54,699,660     77,799,789      5,160,663     27,013,148      9,928,319    117,029,582
  Shares issued to holders in
     reinvestment of dividends                4,032,969      6,416,237      2,885,083      2,038,987      4,337,144      2,207,232
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                             58,732,629     84,216,026      8,045,746     29,052,135     14,265,463    119,236,814

Shares redeemed                            (44,474,813)   (95,749,286)   (13,910,776)   (44,197,837)   (37,764,932)   (97,537,936)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)                      14,257,816   (11,533,260)    (5,865,030)   (15,145,702)   (23,499,469)     21,698,878
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      30,489,269     19,970,431    (1,668,014)    (2,348,641)   (25,076,811)      9,142,910

NET ASSETS:
  Beginning of period                       173,118,241    153,147,810     41,204,734     43,553,375     76,999,283     67,856,373
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period                            $203,607,510   $173,118,241    $39,536,720    $41,204,734    $51,922,472    $76,999,283
                                          =============  =============  =============  =============  =============  =============
  Undistributed net investment income
     included in net assets at end of
     period                                           -              -              -              -       $751,005     $3,369,820
                                          =============  =============  =============  =============  =============  =============


See notes to financial statements.

                                                              Semi-Annual Report



MICRO CAP FUND-FINANCIAL HIGHLIGHTS                           MICRO CAP FUND-FINANCIAL HIGHLIGHTS
------------------------------------                          ------------------------------------
SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)                   YEAR ENDED SEPTEMBER 30

                                                                                                                 June 19, 1995<F1>
                                                                                                                        through
                                                                                                                     September 30,
                                                  2000          1999           1998           1997           1996        1995
-----------------------------------------------------------   --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $4.41         $3.59          $4.29          $3.15          $2.72          $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.05)        (0.09)         (0.10)         (0.04)         (0.03)              -
Net realized and unrealized gains (losses)
  on securities                                    1.47          1.27         (0.27)           1.36           0.46           0.72
                                               --------      --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                   1.42          1.18         (0.37)           1.32           0.43           0.72

LESS DISTRIBUTIONS:
Distributions from capital gains                 (0.42)        (0.36)         (0.33)         (0.18)              -              -
                                               --------      --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                              (0.42)        (0.36)         (0.33)         (0.18)              -              -
                                               --------      --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                    $5.41         $4.41          $3.59          $4.29          $3.15          $2.72
                                               ========      ========       ========       ========       ========       ========
TOTAL RETURN<F2>                                 35.77%        37.73%        (8.75)%         44.58%         15.81%         36.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $187,244      $144,875       $117,533       $157,907        $94,004        $25,368
Ratio to average net assets of:
Expenses, net of waivers
  and reimbursements<F3>                          2.39%         2.46%          2.50%          2.50%          2.50%          2.50%
Expenses, before waivers
  and reimbursements<F3>                          2.39%         2.46%          2.51%          2.58%          2.67%          3.40%
Net investment income (loss), net of
waivers and reimbursements<F3>                  (1.96)%       (2.22)%        (2.28)%        (1.64)%        (1.53)%        (0.76)%
Net investment income (loss), before
waivers and reimbursements<F3>                  (1.96)%       (2.22)%        (2.29)%        (1.72)%        (1.70)%        (1.66)%
Portfolio turnover rate<F2>                        27%           57%            81%            99%            84%             0%


<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

See notes to financial statements.

Semi-Annual Report



SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS                     SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------                     ------------------------------------------
SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)                   YEAR ENDED SEPTEMBER 30

                                                                              December 17, 1997<F1>
                                                  2000          1999        through September 30, 1998
-----------------------------------------------------------   -------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $2.43          $1.80                $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.02)         (0.04)               (0.01)
Net realized and unrealized gains (losses)
  on securities                                    0.76           0.67               (0.19)
                                               --------       --------             --------
TOTAL FROM INVESTMENT OPERATIONS                   0.74           0.63               (0.20)

LESS DISTRIBUTIONS:
Distributions from capital gains                 (0.09)              -                    -
                                               --------       --------             --------
TOTAL DISTRIBUTIONS                              (0.09)              -                    -
                                               --------       --------             --------

NET ASSET VALUE, END OF PERIOD                    $3.08          $2.43                $1.80
                                               ========       ========             ========

TOTAL RETURN<F2>                                 31.57%         35.00%             (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $25,972        $16,770              $14,306
Ratio to average net assets of:
Expenses, net of waivers and reimbursements<F3>   1.95%          1.95%                1.95%
Expenses, before waivers and reimbursements<F3>   2.06%          2.18%                2.52%
Net investment income (loss), net of
  waivers and reimbursements<F3>                (1.51)%        (1.54)%              (1.02)%
Net investment income (loss), before
  waivers and reimbursements<F3>                (1.62)%        (1.77)%              (1.59)%
Portfolio turnover rate<F2>                        39%           106%                 114%


<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

See notes to financial statements.

                                                              Semi-Annual Report



SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS                    SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
------------------------------------------                    ------------------------------------------
SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)                   YEAR ENDED SEPTEMBER 30


                                                  2000          1999           1998           1997           1996           1995
-----------------------------------------------------------   ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $26.01        $20.79         $29.73         $24.17         $25.00         $19.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.12)        (0.20)         (0.17)         (0.12)         (0.18)         (0.04)
Net realized and unrealized gains (losses)
  on securities                                    6.26          8.49         (5.08)           6.90         (0.11)           6.59
                                               --------      --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                   6.14          8.29         (5.25)           6.78         (0.29)           6.55

LESS DISTRIBUTIONS:
Distributions from capital gains                 (2.71)        (3.07)         (3.69)         (1.22)         (0.54)         (1.51)
                                               --------      --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                              (2.71)        (3.07)         (3.69)         (1.22)         (0.54)         (1.51)
                                               --------      --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                   $29.44        $26.01         $20.79         $29.73         $24.17         $25.00
                                               ========      ========       ========       ========       ========       ========

TOTAL RETURN<F1>                                 26.29%        48.96%       (19.13)%         29.45%        (1.09)%         35.19%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $186,568      $145,915       $123,723       $188,965       $253,319       $305,311
Ratio to average net assets of:
Expenses, net of waivers and reimbursements<F2>   1.38%         1.44%          1.48%          1.50%          1.50%          1.47%
Expenses, before waivers and reimbursements<F2>   1.38%         1.44%          1.48%          1.54%          1.50%          1.47%
Net investment income (loss), net of
  waivers and reimbursements<F2>                (0.89)%       (0.79)%        (0.60)%        (0.39)%        (0.65)%        (0.37)%
Net investment income (loss), before
  waivers and reimbursements<F2>                (0.89)%       (0.79)%        (0.60)%        (0.43)%        (0.65)%        (0.37)%
Portfolio turnover rate<F1>                         38%           46%            56%            48%            73%            29%



<F1> Not annualized for periods less than a year.
<F2> Annualized.

See notes to financial statements.

Semi-Annual Report



CORE GROWTH FUND-FINANCIAL HIGHLIGHTS                         CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------                         --------------------------------------
SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)                   YEAR ENDED SEPTEMBER 30


                                                  2000          1999           1998           1997           1996           1995
-----------------------------------------------------------   ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $20.62        $17.00         $22.34         $17.57         $15.97         $15.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.11)        (0.21)         (0.09)           0.08           0.07           0.02
Net realized and unrealized gains (losses)
  on securities                                    2.43          4.55         (3.60)           6.07           1.87           4.59
                                               --------      --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                   2.32          4.34         (3.69)           6.15           1.94           4.61

LESS DISTRIBUTIONS:
Dividends from net investment income                  -             -         (0.03)         (0.07)         (0.05)              -
Distributions from capital gains                 (0.48)        (0.72)         (1.62)         (1.31)         (0.29)         (3.94)
                                               --------      --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                              (0.48)        (0.72)         (1.65)         (1.38)         (0.34)         (3.94)

NET ASSET VALUE, END OF PERIOD                   $22.46        $20.62         $17.00         $22.34         $17.57         $15.97
                                               ========      ========       ========       ========       ========       ========
TOTAL RETURN<F1>                                 11.53%        27.28%       (17.49)%         37.58%         12.39%         39.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $203,608      $173,118       $153,148       $135,437       $104,237        $53,533
Ratio to average net assets of:
Expenses, net of waivers and reimbursements<F2>   1.38%         1.44%          1.44%          1.50%          1.50%          1.50%
Expenses, before waivers and reimbursements<F2>   1.38%         1.44%          1.44%          1.50%          1.51%          1.58%
Net investment income (loss), net of
  waivers and reimbursements<F2>                (1.07)%       (1.07)%        (0.50)%          0.44%          0.40%          0.29%
Net investment income (loss), before
  waivers and reimbursements<F2>                (1.07)%       (1.07)%        (0.50)%          0.44%          0.39%          0.21%
Portfolio turnover rate<F1>                         44%           79%            63%            81%            62%            88%



<F1> Not annualized for periods less than a year.
<F2> Annualized.

See notes to financial statements.

                                                              Semi-Annual Report



ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS                        ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------------                        ---------------------------------------
SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)                   YEAR ENDED SEPTEMBER 30


                                                  2000          1999           1998           1997           1996           1995
-----------------------------------------------------------   ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $20.02        $15.10         $21.85         $17.95         $18.61         $11.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.17)        (0.34)         (0.31)         (0.35)         (0.26)         (0.02)
Net realized and unrealized gains (losses)
  on securities                                    3.69          6.00         (4.44)           4.25         (0.21)           7.64
                                               --------      --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                   3.52          5.66         (4.75)           3.90         (0.47)           7.62

LESS DISTRIBUTIONS:
Distributions from capital gains                 (1.47)        (0.74)         (2.00)              -         (0.19)         (0.03)
                                               --------      --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                              (1.47)        (0.74)         (2.00)              -         (0.19)         (0.03)
                                               --------      --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                   $22.07        $20.02         $15.10         $21.85         $17.95         $18.61
                                               ========      ========       ========       ========       ========       ========
TOTAL RETURN<F1>                                 19.07%        39.86%       (22.07)%         21.75%        (2.54)%         69.24%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $39,537       $41,205        $43,553        $77,243       $128,490        $98,605
Ratio to average net assets of:
Expenses, net of waivers and reimbursements<F2>   1.75%         1.75%          1.75%          1.75%          1.75%          1.75%
Expenses, before waivers and reimbursements<F2>   1.80%         1.78%          1.90%          1.89%          1.81%          1.94%
Net investment income (loss), net of
  waivers and reimbursements<F2>                (1.46)%       (1.49)%        (1.54)%        (1.48)%        (1.27)%        (0.71)%
Net investment income (loss), before
  waivers and reimbursements<F2>                (1.51)%       (1.52)%        (1.69)%        (1.62)%        (1.33)%        (0.90)%
Portfolio turnover rate<F1>                         52%           77%            91%           103%           121%            46%


<F1> Not annualized for periods less than a year.
<F2> Annualized.

See notes to financial statements.

Semi-Annual Report



U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS                       U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
----------------------------------------                      ----------------------------------------
SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)                   YEAR ENDED SEPTEMBER 30


                                                  2000          1999           1998           1997           1996           1995
-----------------------------------------------------------   ---------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD             $11.68        $13.42         $11.32         $10.21         $10.50         $10.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.39          0.61           0.27           0.61           0.44           0.56
Net realized and unrealized gains (losses)
  on securities                                    0.34        (2.01)           2.39           0.73           0.01           0.44
                                               --------      --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                   0.73        (1.40)           2.66           1.34           0.45           1.00

LESS DISTRIBUTIONS:
Dividends from net investment income             (0.73)        (0.28)         (0.56)         (0.23)         (0.74)         (0.59)
Distributions from capital gains                      -        (0.06)              -              -              -              -
                                               --------      --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                              (0.73)        (0.34)         (0.56)         (0.23)         (0.74)         (0.59)


NET ASSET VALUE, END OF PERIOD                   $11.68        $11.68         $13.42         $11.32         $10.21         $10.50
                                               ========      ========       ========       ========       ========       ========

TOTAL RETURN<F1>                                  6.91%      (10.65)%         24.30%         13.23%          4.42%         10.46%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $51,922       $76,999        $67,856        $11,205         $7,427         $4,035
Ratio to average net assets of:
Expenses, net of waivers and reimbursements<F2>   0.75%         0.75%          0.75%          0.75%          0.93%          1.00%
Expenses, before waivers and reimbursements<F2>   0.97%         0.95%          0.95%          1.22%          1.67%          1.59%
Net investment income, net of waivers
  and reimbursements<F2>                          5.48%         4.96%          5.06%          5.97%          5.21%          5.88%
Net investment income, before waivers
  and reimbursements<F2>                          5.26%         4.76%          4.86%          5.50%          4.47%          5.29%
Portfolio turnover rate<F1>                          1%           39%             5%            19%            30%            43%



<F1> Not annualized for periods less than a year.
<F2> Annualized.

See notes to financial statements.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

1. ORGANIZATION
   -------------
   Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Invest ment Company Act of 1940. The Micro Cap, Small Cap Value, Small Cap Growth, Core Growth and Ultra Growth Funds are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
   --------------------------------
   The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the more significant of such policies.
   VALUATION OF SECURITIES-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.
   INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
   FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
   EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.
   USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires that Management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions Management is required to make. Actual results may differ from those estimates.

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

3. DISTRIBUTIONS
   --------------
   Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.
   To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly, at March 31, 2000, reclassifications were recorded to increase undistributed net investment income by $1,609,380, $151,635, $744,590, $1,031,410, $299,425 and $10 and decrease undistributed net realized gain on investments by $5,047,927, $392,591, $3,992,704, $1,285,840, $1,336,065
and $10 and increase paid-in capital in excess of par by $3,438,547, $240,956, $3,248,114, $254,430, $1,036,640 and $0 for the Micro Cap, Small Cap Value,
Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds, respectively.

--------------------------------------------------------------------------------

4. CAPITAL STOCK
   --------------
   Transactions in shares of capital stock were as follows:


                                                              SIX MONTHS ENDED MARCH 31, 2000
                                                SMALL CAP       SMALL CAP         CORE          ULTRA          U.S.
                                  MICRO CAP       VALUE           GROWTH         GROWTH         GROWTH       TREASURY
                                     FUND          FUND            FUND           FUND           FUND          FUND
                                 ---------------------------------------------------------------------------------------
Shares sold                         6,684,715     2,217,697       1,468,780      2,576,129        264,480       881,732
Dividends
  reinvested                        3,376,178       254,608         632,481        205,741        157,453       409,551
Shares redeemed                   (8,307,702)     (944,321)     (1,373,380)    (2,110,225)      (688,247)   (3,436,222)
                                ------------- -------------   -------------  -------------  ------------- -------------
Net increase
  (decrease)                        1,753,191     1,527,984         727,881        671,645      (266,314)   (2,144,939)
                                ============= =============   =============  =============  ============= =============


<CAPTION

                                                               YEAR ENDED SEPTEMBER 30, 1999
                                                SMALL CAP       SMALL CAP         CORE          ULTRA          U.S.
                                  MICRO CAP       VALUE           GROWTH         GROWTH         GROWTH       TREASURY
                                     FUND          FUND            FUND           FUND           FUND          FUND
                                 ---------------------------------------------------------------------------------------
Shares sold                        17,262,743     5,138,745       1,644,990      4,040,000      1,495,813     9,191,867
Dividends
  reinvested                        3,934,845             -       1,089,991        436,117        148,165       171,636
Shares redeemed                  (21,064,440)   (6,159,795)     (3,076,017)    (5,090,665)    (2,469,905)   (7,831,244)
                                ------------- -------------   -------------  -------------  ------------- -------------
Net increase
  (decrease)                          133,148   (1,021,050)       (341,036)      (614,548)      (825,927)     1,532,259
                                ============= =============   =============  =============  ============= =============


                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

5. PURCHASES AND SALES OF SECURITIES
------------------------------------
Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2000 are summarized below:


                                                SMALL CAP       SMALL CAP         CORE          ULTRA          U.S.
                                  MICRO CAP       VALUE           GROWTH         GROWTH         GROWTH       TREASURY
                                     FUND          FUND            FUND           FUND           FUND          FUND
                                 ---------------------------------------------------------------------------------------
Purchases                         $40,356,105    $8,857,274     $61,944,389    $84,973,295    $19,747,786       -
Sales                              67,964,650     7,525,765      76,655,433     79,334,672     28,680,569       -


--------------------------------------------------------------------------------

   The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $915,926 and $29,637,872, respectively. The Micro Cap, Small Cap Value, Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds' tax basis in their investments is $148,949,942, $23,133,310, $135,228,954, $186,684,613, $30,021,874 and $51,916,913, respectively.

--------------------------------------------------------------------------------

As of March 31, 2000, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:


                                                SMALL CAP       SMALL CAP         CORE          ULTRA          U.S.
                                  MICRO CAP       VALUE           GROWTH         GROWTH         GROWTH       TREASURY
                                     FUND          FUND            FUND           FUND           FUND          FUND
                                 ---------------------------------------------------------------------------------------
Unrealized
  appreciation                    $53,661,912    $5,479,262     $63,030,115    $42,558,805    $15,436,494      $893,224
Unrealized
  depreciation                   (16,017,034)   (2,527,387)    (15,075,426)   (27,815,603)    (6,468,430)   (3,175,150)
                                ------------- -------------   -------------  -------------  ------------- -------------
Net unrealized
  appreciation
  (depreciation)                  $37,644,878    $2,951,875     $47,954,689    $14,743,202     $8,968,064  $(2,281,926)
                                ============= =============   =============  =============  ============= =============



Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2000 (UNAUDITED)

6. INVESTMENT ADVISORY
   --------------------
   As the Funds' investment advisor, the Manager receives a monthly fee calculated on average daily net assets. For the six months ended March 31, 2000, management fees for the Micro Cap, Small Cap Value, Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds were 2.00%, 1.50%, 1.00%, 1.00%, 1.25% and 0.50% of the average daily net assets of each portfolio, respectively.
   The Manager has voluntarily agreed to limit the expenses of the Micro Cap, Small Cap Value, Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds to 2.50%, 1.95%, 1.50%, 1.50%, 1.75% and 0.75% of average daily net assets, respectively. For the six months ended March 31, 2000, the Manager reimbursed $11,518 for the Small Cap Value Fund, $10,028 for the Ultra Growth Fund and $72,342 for the U.S. Treasury Fund.

--------------------------------------------------------------------------------

7. TRANSACTIONS WITH AFFILIATES
   -----------------------------
   The following is an analysis of transactions for the six months ended March 31, 2000 in the Micro Cap, Small Cap Growth and Core Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

--------------------------------------------------------------------------------



                                                           MICRO CAP FUND

                                                                                        AMOUNT OF      AMOUNT OF
                                                                                        DIVIDENDS     GAIN (LOSS)
                                                                                       CREDITED TO    REALIZED ON
                                              SHARE ACTIVITY                             INCOME     SALE OF SHARES
                           -----------------------------------------------------       FOR THE SIX    FOR THE SIX
                            BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
  SECURITY NAME             9/30/99       PURCHASES        SALES         3/31/00         3/31/00        3/31/00
-------------------------------------------------------------------------------------------------------------------
  AmSurg Corp.,
     Class A and B          646,920        105,789              -        752,709            -                -
  ICU Medical, Inc.         484,900          9,000         20,200        473,700            -           16,529
  National Dentex
     Corp.                  253,750              -         10,000        243,750            -         (49,537)
  Rainbow
     Rentals, Inc.          260,000         59,000              -        319,000            -                -
  Young
     Innovations, Inc.      338,500              -              -        338,500            -                -

                                                              Semi-Annual Report



WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)

                                                       SMALL CAP GROWTH FUND


                                                                                        AMOUNT OF      AMOUNT OF
                                                                                        DIVIDENDS     GAIN (LOSS)
                                                                                       CREDITED TO    REALIZED ON
                                              SHARE ACTIVITY                             INCOME     SALE OF SHARES
                           -----------------------------------------------------       FOR THE SIX    FOR THE SIX
                            BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
  SECURITY NAME             9/30/99       PURCHASES        SALES         3/31/00         3/31/00        3/31/00
-------------------------------------------------------------------------------------------------------------------
  AmSurg Corp.,
  National Dentex
     Corp.                  251,700          1,000         37,350        215,350            -      $ (101,217)




                                                          CORE GROWTH FUND


                                                                                        AMOUNT OF      AMOUNT OF
                                                                                        DIVIDENDS     GAIN (LOSS)
                                                                                       CREDITED TO    REALIZED ON
                                              SHARE ACTIVITY                             INCOME     SALE OF SHARES
                           -----------------------------------------------------       FOR THE SIX    FOR THE SIX
                            BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
  SECURITY NAME             9/30/99       PURCHASES        SALES         3/31/00         3/31/00        3/31/00
-------------------------------------------------------------------------------------------------------------------
   AmSurg Corp.,
   National Dentex
     Corp.                  183,000           -            50,000    133,000<F1>            -        (225,776)
  Pediatrix Medical
     Group Inc.             910,575           -            18,350        892,225            -        (221,029)




<F1>No longer an affiliated company as of March 31, 2000

Semi-Annual Report

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Semi-Annual Report